   As filed with the Securities and Exchange Commission on September 12, 2000

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): SEPTEMBER 12, 2000


                       EQUITY RESIDENTIAL PROPERTIES TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


            MARYLAND                      1-12252                13-3675988
  (STATE OR OTHER JURISDICTION          (COMMISSION           (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)       FILE NUMBER)         IDENTIFICATION NO.)


            TWO NORTH RIVERSIDE PLAZA, SUITE 400
                      CHICAGO, ILLINOIS                       60606
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)


       Registrant's telephone number, including area code: (312) 474-1300

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

================================================================================

ITEM 5: OTHER EVENTS


On July 11, 2000, Globe Business Resources, Inc. ("Globe"), merged with a subsidiary of Equity Residential Properties Trust, a Maryland real estate investment trust ("EQR"), pursuant to an Amended and Restated Agreement and Plan of Merger dated as of May 10, 2000 ("the Merger Agreement") by and between a subsidiary of EQR and Globe (the "Merger"). The Merger was approved by the shareholders of Globe at their special meeting held on June 29, 2000. Of the shares which were voted on the Merger, the holders of 98% of the shares of common stock of Globe voted to approve the Merger. The Merger subsequently closed on July 11, 2000.

Each share of common stock of Globe outstanding immediately prior to the Merger was cashed out pursuant to the Merger Agreement at $13.00 per common share.

In connection with the Merger, EQR is hereby filing additional financial information of Globe as of June 30, 2000 and for the four-month period then ended.

                         GLOBE BUSINESS RESOURCES, INC.
                           CONSOLIDATED BALANCE SHEETS
                             (Dollars in thousands)

                                                             June 30, 2000  February 29, 2000
                                                             -------------  -----------------
                                                               (Unaudited)     (Audited)
ASSETS:
Cash                                                             $    646      $  2,142
Trade accounts receivable, less allowance for doubtful
  accounts of $1,339 and $1,039, respectively                      17,436        16,543
Other receivables                                                     708         1,145
Prepaid expenses                                                    4,582         3,989
Rental furniture, net                                              56,810        54,027
Property and equipment, net                                         7,737         8,197
Goodwill and other intangibles, less accumulated
  amortization of $6,591 and $5,753, respectively                  47,425        47,038
Note receivable from officer                                          100           100
Other notes receivable                                                854           961
Other, net                                                          2,397         1,161
                                                                 --------      --------
  Total assets                                                   $138,695      $135,303
                                                                 ========      ========

LIABILITIES AND SHAREHOLDERS' EQUITY:
Accounts payable                                                 $  7,345      $  8,945
Customer deposits                                                   3,129         3,592
Accrued compensation                                                1,840         1,831
Accrued taxes                                                         530            36
Deferred income taxes                                               6,079         6,079
Accrued interest payable                                            1,005         1,294
Other accrued expenses                                              1,325         1,454
Debt                                                               70,806        66,438
                                                                 --------      --------
  Total liabilities                                                92,059        89,669
                                                                 --------      --------

Common stock and other shareholders' equity:
  Common stock, no par, 15,000,000 shares
    authorized, 4,811,491, and 4,803,198
    shares outstanding                                             24,077        24,058
  Retained earnings                                                26,643        25,660
  Fair market value in excess of historical cost of
    acquired net assets attributable to related
    party transactions                                             (4,084)       (4,084)
                                                                 --------      --------

  Total common stock and other shareholders' equity                46,636        45,634
                                                                 --------      --------

  Total liabilities and shareholders' equity                     $138,695      $135,303
                                                                 ========      ========

                         GLOBE BUSINESS RESOURCES, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                      (In thousands except per share data)

                                                               For the four months ended,
                                                               --------------------------
                                                              June 30, 2000  June 30, 1999
                                                              -------------  -------------
                                                                      (Unaudited)
Revenues:
     Corporate housing sales                                     $ 31,638      $ 35,918
     Rental sales                                                  13,017        13,406
     Retail sales                                                   6,052         4,966
                                                                 --------      --------
                                                                   50,707        54,290
                                                                 --------      --------
Cost of revenues:
     Cost of corporate housing sales                               22,216        24,822
     Cost of rental sales                                             994         1,226
     Cost of retail sales                                           3,663         2,875
     Furniture depreciation and disposals                           3,212         3,186
                                                                 --------      --------
                                                                   30,085        32,109
                                                                 --------      --------

Gross profit                                                       20,622        22,181

Operating expenses:
     Warehouse and delivery                                         3,434         3,828
     Occupancy                                                      2,463         2,553
     Selling and advertising                                        3,513         3,636
     General and administration                                     6,848         7,374
     Amortization of intangible assets                                838           828
                                                                 --------      --------
                                                                   17,096        18,219
                                                                 --------      --------

Operating income                                                    3,526         3,962

Other expense (income):
     Interest expense, net                                          1,870         1,658
     Other, net                                                       (23)           93
                                                                 --------      --------
                                                                    1,847         1,751

Income before income taxes                                          1,679         2,211

Provision for income taxes                                            696           900
                                                                 --------      --------

Net income                                                       $    983      $  1,311
                                                                 ========      ========

Earnings per common share:
     Basic                                                       $   0.20      $   0.27
                                                                 ========      ========
     Diluted                                                     $   0.20      $   0.27
                                                                 ========      ========

Weighted average number of common shares outstanding:
     Basic                                                          4,808         4,797
     Diluted                                                        4,836         4,832

                         GLOBE BUSINESS RESOURCES, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Dollars in thousands)

                                                               For the four months ended,
                                                               --------------------------
                                                              June 30, 2000  June 30, 1999
                                                              -------------  -------------
                                                                      (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                       $    983      $  1,311
Adjustments to reconcile net income to
  net cash provided by operating activities:
    Rental furniture depreciation                                   2,720         2,737
    Other depreciation and amortization                             1,717         1,720
    Provision for losses on accounts receivable                       335           257
    Provision for deferred income taxes                                --            75
    (Gain) loss  on sale of property and equipment                     (4)           --
    Book value of furniture sales and rental buyouts                4,381         3,760
    Changes in assets and liabilities:
      Accounts receivable                                            (791)          (42)
      Notes receivable                                                107          (600)
      Other assets, net                                            (1,236)           27
      Prepaid expenses                                               (613)          (62)
      Accounts payable                                             (1,600)          (43)
      Customer deposits                                              (463)          209
      Accrued compensation                                              9          (110)
      Accrued taxes                                                   494           238
      Accrued interest payable                                       (289)         (199)
      Other accrued expenses                                         (129)         (199)
                                                                 --------      --------
        Net cash provided by operating activities                   5,621         9,079
                                                                 --------      --------

CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to rental furniture                                      (9,884)       (7,838)
Purchases of property and equipment                                  (395)       (1,442)
Purchases of businesses, net of cash acquired                      (1,225)         (488)
Other investing activities                                             --            --
                                                                 --------      --------
        Net cash used in investing activities                     (11,504)       (9,768)
                                                                 --------      --------

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings on the revolving credit agreement                       56,780        72,660
Repayments on the revolving credit agreement                      (56,102)      (71,429)
Borrowings on the subordinated term loans                           4,000            --
Repayments of other debt                                             (219)         (264)
Principal payments under capital lease obligations                    (91)         (208)
Exercise of common stock options                                       19            31
                                                                 --------      --------
        Net cash provided by financing activities                   4,387           790
                                                                 --------      --------

Net (decrease) increase in cash                                    (1,496)          101
Cash at beginning of period                                         2,142         1,123
                                                                 --------      --------
Cash at end of period                                            $    646      $  1,224
                                                                 ========      ========

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   EQUITY RESIDENTIAL PROPERTIES TRUST



Date: September 12, 2000           By:  /s/ Michael J. McHugh
                                        ----------------------------------
                                        Michael J. McHugh, Executive Vice
                                        President and Chief Accounting Officer



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